UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2020

SPRING BANK PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37718	52-2386345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Parkwood Drive, Suite 210 Hopkinton, MA 01748
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 473-5993

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, $0.0001 par value	SBPH	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

On November 6, 2020, Spring Bank Pharmaceuticals, Inc. (“Spring Bank”) issued a press release announcing that the Board of Directors of the Company intends, subject to the receipt of stockholder approval of the Exchange (as defined below), and the reverse stock split, to issue a one-time special dividend (the “Special Dividend”) of the right to receive (x) one contingent value right (“STING Agonist CVR”) and (y) one contingent value right (“STING Antagonist CVR”, and together with the STING Agonist CVR, the “CVRs”) per share of Spring Bank common stock (“Common Stock”), payable on a post-reverse stock split basis following the reverse stock split.

The record date for the Special Dividend is expected to be November 19, 2020 and the Special Dividend is expected to be payable immediately prior to the closing of Spring Bank’s proposed combination (the “Exchange”) with F-star Therapeutics Limited (“F-star”), which is currently expected to be consummated on November 20, 2020, subject to the receipt of stockholder approval and the satisfaction of other conditions to closing. There can be no assurance that holders of the CVRs will receive any payments in respect of the CVRs.

Holders of Common Stock as of the record date will receive, at no charge, one STING Agonist CVR and one STING Antagonist CVR for each such post-split share of Common Stock held by such stockholder as of such date. Spring Bank stockholders do not need to take any action to receive the Special Dividend.

A copy of the press release announcing the Special Dividend is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning Spring Bank, F-star, the proposed Exchange, the board of directors’ intention to declare the dividend of the CVRs, the receipt of stockholder approval and the satisfaction of applicable closing conditions, the effectiveness of the reverse stock split, the issuance of the CVRs and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Spring Bank or F-star as well as assumptions made by, and information currently available to, management of Spring Bank and F-star. Statements that are not historical facts are forward-looking statements. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the proposed Exchange are not satisfied, including the failure to obtain stockholder approval for the proposed Exchange in a timely manner or at all; uncertainties as to the timing of the completion of the proposed Exchange; the ability of each of Spring Bank and F-star to complete the Exchange and other transactions contemplated thereby; the risk that the conditions to payment under the CVRs will be not be met and that the CVRs may otherwise never deliver any value to Spring Bank stockholders; and risks associated with the possible failure to realize certain anticipated benefits of the proposed Exchange, including with respect to future financial and operating results. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Spring Bank’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. Spring Bank can give no assurance that the conditions to the Exchange will be satisfied. Except as required by applicable law, Spring Bank undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information Will be Filed with the SEC

In connection with the proposed Exchange, Spring Bank has filed relevant materials with the SEC, including a registration statement on Form S-4 that contains a proxy statement/prospectus/information statement. INVESTORS AND STOCKHOLDERS OF SPRING BANK ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SPRING BANK, F-STAR, THE EXCHANGE AND RELATED MATTERS. Investors and stockholders may obtain free copies of the proxy statement, prospectus and other documents filed by Spring Bank with the SEC through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders may obtain free copies of the proxy statement, prospectus and other documents filed by Spring Bank with the SEC by contacting Spring Bank by mail at Spring Bank Pharmaceuticals, Inc., 35 Parkwood Drive, Suite 210, Hopkinton, Massachusetts 01748, Attention: Corporate Secretary. Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials before making any voting or investment decision with respect to the Exchange.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Spring Bank and its directors and executive officers and F-star and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Spring Bank in connection with the Exchange. Information regarding the special interests of these directors and executive officers in the Exchange will be included in the proxy statement/prospectus/information statement referred to above. Additional information about Spring Bank’s directors and executive officers is included in Spring Bank’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 14, 2020. These documents are available free of charge at the SEC website (www.sec.gov) and to investors and stockholders from the Corporate Secretary of Spring Bank at the address above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued November 6, 2020
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPRING BANK PHARMACEUTICALS, INC.

Date: November 9, 2020	By:	/s/ Martin Driscoll
Martin Driscoll
President and Chief Executive Officer